PROJECT JADE
PRESENTATION TO THE SPECIAL COMMITTEE
OCTOBER 29, 2010
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Exhibit (c)(5)

2 Confidential AGENDA Process Update and Preliminary Observations Overview of Financial Analysis – Market Analysis – Long-Range Plan – Preliminary Valuation Options and Key Decision Points Appendix

PROCESS UPDATE AND PRELIMINARY OBSERVATIONS
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Confidential
PROCESS UPDATE AND PRELIMINARY OBSERVATIONS
Since the Special Committee meeting on October 25, Perella Weinberg Partners has continued its analysis of Jade
–
Additional due diligence meetings with management; focused on near-term performance (Q3 and Q4) and the long-range plans
(the September 1 Long-Range Plan (the “9/1 LRP”) and the October plan (the “Current Plan”))
–
Build-out of the financial model
–
Variance analysis comparing the 9/1 LRP to the Current Plan and sensitivity analysis
–
Preliminary views on value and value drivers
The business continues to experience weaker sales and margin trends
–
October-to-date comp for Retail, Factory and Madewell of -6%, +5% and +19%, respectively; below Spring and August/September levels
–
Gross margin pressure continues (H2 gross margin of 41.7% vs. LY of 46.0% and H1 of 46.8%)
–
Higher inventory trends than previously expected
–
Downside risk to management’s estimate FY2010E EPS of $2.24 (vs. current consensus of $2.27)
Market sentiment toward retailers and Jade specifically has turned more cautious in recent weeks
–
Equity research analysts have recently lowered Q3, Q4, and FY2011 estimates and expressed concerns over Jade’s comp store sales and growth trends
•
Q3 EPS consensus lowered to $0.57 per share from $0.71; Q4 consensus lowered to $0.52 from $0.63, FY2011 consensus lowered to $2.49 from $2.79
•
Morgan Stanley initiated coverage on Jade with an “Underweight” rating on October 26
–
Earnings in the sector under pressure (e.g. Jones Apparel), but some positive announcements at the higher end (e.g. Coach)

Confidential
PROCESS UPDATE AND PRELIMINARY OBSERVATIONS (CONTINUED)
Following a detailed review of the 9/1 LRP and the Current Plan with management, we have developed a better understanding of the two plans and key differences
–
According to management, the 9/1 LRP was an aspirational forecast targeting ~20% EPS growth; the Current Plan is based on recent trends and management’s longer-term outlook for the business
•
Management does not support the 9/1 LRP and is operating the business in pursuit of the Current Plan
•
Accordingly, in our preliminary valuation analysis set forth herein, we have performed a valuation based on the Current Plan and show similar analysis based on the 9/1 LRP solely for illustrative and comparative purposes, and does not represent a valuation
Both plans assume a similar level of investment through 2015 ($390MM in infrastructure and capital expenditures in aggregate)
–
Retail store growth of 43 stores (19%)
–
Factory store growth of 63 stores (74%)
–
Madewell store growth of 115 stores (575%)
The key difference between the two plans is the comparable sales growth assumption for the Retail channel (which accounts for roughly 50% of Jade’s overall revenues in the forecast period)
–
5.0% average Retail comp growth rate in the 9/1 LRP vs. 2.9% in the Current Plan, accounting for approximately 50% of the gross margin differential between the two plans
–
Sales growth assumption also lower for Factory, Madewell and Direct channels in the Current Plan vs. the 9/1 LRP
Comp Sales Growth
9/1 LRP Current Plan
Factory 8.0% 5.6%
Madewell 10.8% 9.4%
Direct 14.1% 13.0%

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PROCESS UPDATE AND PRELIMINARY OBSERVATIONS (CONTINUED)
The financial results in the 9/1 LRP are significantly above Street consensus for FY2011 and FY2012, while the
Current Plan’s estimates are more in line with the Street for the same period
–
Very few Wall Street estimates beyond FY2012 other than long-term EPS growth consensus of 15.2%
Based on our work to date, we have developed a preliminary view of value based on discounted cash flow analysis and analyzed what a private equity buyer could pay based on a leveraged buyout analysis
–
Discounted cash flow value range of $39 - $52 per share based on Current Plan
•
Compares to $52 - $69 per share under 9/1 LRP
–
Leveraged Buyout value range of $40 - $51 per share based on Current Plan
•
Compares to $50 - $67 per share under 9/1 LRP
We also evaluated a leveraged recapitalization assuming a buyback of shares at a 20% premium to current price
–
Requires new debt of approximately $300MM and use of balance sheet cash of $200MM
–
Yields a blended value of $36 - $43 per share based on Current Plan
•
Compares to $43 - $51 per share under 9/1 LRP

Confidential
PROCESS UPDATE AND PRELIMINARY OBSERVATIONS (CONTINUED)
Lastly, we have developed a framework for discussion to evaluate your options and key decision points
–
Options
•
Do nothing, pursue current plan
•
Alternatives to current plan
Merger
Sale
Leveraged recapitalization
–
Decision Points
•
Entertain a proposal now or at a later date?
Appropriate next steps
•
Pursue a proposal now or at a later date?
Appropriate process

OVERVIEW OF FINANCIAL ANALYSIS: MARKET ANALYSIS
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Confidential
SUMMARY JADE VALUATION (US$ IN MM) (1) EV / NTM EBITDA – LAST 3 YEARS
PUBLIC MARKET OVERVIEW
Source: FactSet, company filings, 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections.  Fiscal year 2010 refers to year ending 1/31/2011, fiscal year 2011 refers to year ending 1/31/2012
Notes: Peer multiple represented by median of Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The Gap, Guess?,
Gymboree, Limited Brands, New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters
(1) Debt and cash shown pro forma for 8/31/2010 debt repayment detailed in 7/31/2010 10Q
(2) Peers and S&P 500 scaled to JCG at 6/27/2006 opening of $20.00 per share
Jade
5.8x
Peers
5.9x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
Oct-07 Jun-08 Jan-09 Aug-09 Mar-10 Oct-10
Share Price $31.43
52 Week High (April 26, 2010) $50.96
52 Week Low (August 31, 2010) $30.06
Fully Diluted Shares Outstanding 68.2
Market Capitalization $2,142
Add: Debt 0
Less: Cash (291)
Net: Other 0
Enterprise Value $1,851
Current
Valuation Multiples (Fiscal Year) Consensus 9/1 LRP Plan
EV/2010E EBITDA 6.0x 5.6x 6.3x
EV/2011E EBITDA 5.8x 4.7x 5.5x
Price/2010E EPS 13.8x 12.6x 14.4x
Price/2011E EPS 12.6x 10.4x 12.6x

Confidential
13.8x
9.4x
18.2x
10.3x
10.7x
11.3x
11.9x
13.3x
16.0x
19.2x
19.3x 19.3x
23.6x
14.4x
12.6x
15.7x
15.6x
15.4x
Selected Peers Median: 16.8x
Other Peers Median: 15.6x
0.0x
7.0x
14.0x
21.0x
28.0x
9/1 LRP Current Plan IBES Aeropostale Chico's Urban
Outfitters
A&F Carter's The Gap Talbots Dress Barn Guess? Children's
Place
Limited
Brands
American
Eagle
Polo Coach Ann Taylor
PUBLIC COMPANIES COMPARISON – PRICE / 2010E EARNINGS
Source: Company Filings, Factset, 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections
Selected Peers Other Peers Jade

Confidential
EPS HISTORY VS. CONSENSUS SINCE IPO
Source: FactSet, company filings, IBES
Notes: (1) Prior to earnings announcement
$0.89
$0.97
$1.05
$0.00
$0.50
$1.00
$1.50
$2.00
6 Months
Prior
1 Week
Prior
Actual
$1.25
$1.52
$1.54
$0.00
$0.50
$1.00
$1.50
$2.00
1 Year
Prior
1 Week
Prior
Actual
$1.85
$0.79
$0.85
$0.00
$0.50
$1.00
$1.50
$2.00
1 Year
Prior
1 Week
Prior
Actual
$0.51
$1.75
$1.91
$0.00
$0.50
$1.00
$1.50
$2.00
1 Year
Prior
1 Week
Prior
Actual
FY 2006 FY 2007 FY 2008 FY 2009
$0.57
$0.40
$0.50
$0.60
$0.70
$0.80
Jan Mar May Aug Oct
$2.27
$2.00
$2.25
$2.50
$2.75
$3.00
Jan Mar May Aug Oct
$2.49
$2.00
$2.25
$2.50
$2.75
$3.00
Jan Mar May Aug Oct
Q3 2010 Q4 2010 FY 2010E FY 2011E
$0.52
$0.40
$0.50
$0.60
$0.70
$0.80
Jan Mar May Aug Oct
(1) (1) (1) (1) (1) (1) (1) (1)

Confidential
JADE STOCK PRICE PERFORMANCE SINCE IPO
Source: FactSet as of 10/28/2010, Wall Street research
Note: (1) Selected Peers represented by equal weighted index of Abercrombie & Fitch, Aeropostale, American Eagle, Ann Taylor, Bebe, Carter’s, Chico’s, Children’s Place, Coach, Coldwater Creek, The Dress Barn, The
Gap, Guess?, Gymboree, Limited Brands, New York & Company, Polo Ralph Lauren, Talbots, Under Armour, and Urban Outfitters
Jade
57%
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
Jun-06 May-07 Mar-08 Feb-09 Dec-09 Oct-10
5/29/2008
Negative
guidance
revision
7/13/2010
Tracy Gardner,
President,
resigns from
Jade
6/27/2006
Jade completes IPO at
$20.00 per share
8/26/2008
Negative guidance revision
11/25/2008
Negative
guidance
revision
2/27/2009
Announces $40MM cost
reduction program
5/27/2010
Positive
guidance
revision
8/26/2010
Negative guidance
revision
11/21/2006
Positive guidance revision
11/29/2007
Positive
guidance
revision
Company Since IPO 4/26/2010 8/26/2010 Last 10 Days
Jade 57% (37%) (6%) (10%)
Select Peers 33% (16%) 20% (0%)
S&P Retail Index 19% (4%) 19% 1%

Confidential
GROSS MARGIN PERFORMANCE VS. INVENTORY/SALES TREND
Sources: Capital IQ
(6.0%)
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
6.0%
8.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
(600 bps)
(400 bps)
(200 bps)
0 bps
200 bps
400 bps
600 bps
800 bps
FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 YTD 2010
Revenue Growth - Inventory Growth (Left Axis) Absolute Change in LTM Gross Margin (Right Axis)

Confidential
Sell
10%
Hold
60%
Buy
30%
JADE SELECTED RESEARCH ANALYST RATING AND PRICE TARGET SUMMARY
Source: Wall Street research
8/27 8/27 8/27 8/26 8/27 7/15 8/26 8/27 10/5 10/25 10/21 8/26 8/26 10/21 10/26 8/27
Buy Buy Buy Buy Buy Hold Hold Hold Hold Hold Hold Hold Hold Hold Sell Sell
Upside to Current 59% 56% 34% 27% 27% 18% 11% 11% 11% 11% 8% 5% (1%) (1%) (5%) (11%)
$50.00
$49.00
$42.00
$35.00 $35.00
$34.00
$33.00
$31.00
$28.00
$31.00
$30.00
$35.00 $35.00
$40.00 $40.00
$37.00
Current Price: $31.43
Median Price Target: $35.00
$25.00
$35.00
$45.00
$55.00
Oppenheimer Baird Brean
Murray
Weeden Wedbush JP Morgan UBS Jefferies BOA MKM P. Jaffray Goldman BMO Janney Morgan
Stanley
Atlantic
Equities

15 Confidential RECENT EQUITY RESEARCH ANALYST COMMENTARY Source: Wall Street research BROKER COMMENTARY

OVERVIEW OF FINANCIAL ANALYSIS: LONG-RANGE PLAN
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Confidential
$690
$804
$953
$1,152
$1,335
$1,428
$1,578
$1,805
$2,034
$2,356
$2,709
$3,087
$3,481
$1,753
$1,955
$2,208
$2,487
$2,783
$3,096
$0
$1,500
$3,000
$4,500
2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2010E 2011E 2012E 2013E 2014E 2015E
COMPARISON OF JADE FINANCIAL PLANS - REVENUE
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections, company filings
HISTORICAL 9/1 LRP CURRENT PLAN
2003-2009 CAGR: 14.8% 2010-2015 CAGR: 14.0% 2010-2015 CAGR: 12.0%
(US$ in MM)

Confidential
COMPARISON OF COMPARABLE STORE SALES GROWTH ASSUMPTIONS
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections, Wall Street research
Note: (1) Based on revenue growth
(2.5%)
16.4%
13.4%
13.0%
5.6%
(4.0%)
4.1%
12.8%
0.2%
(3.1%)
10.2%
6.2% 6.3%
6.0%
6.1% 6.2% 6.3%
5.3%
3.4%
3.7%
3.9%
4.1%
6.0%
4.0%
6.0%
4.0%
3.0% 3.0%
(10.0%)
0.0%
10.0%
20.0%
2003A 2004A 2005A 2006A 2007A 2008A 2009A Spring Sept. Oct. 2010E 2011E 2012E 2013E 2014E 2015E 2010E 2011E 2012E 2013E 2014E 2015E
CONSOLIDATED
HISTORICAL 9/1 LRP CURRENT PLAN
RETAIL
BY CHANNEL (AVERAGE OF 2011 – 2015)
5.0%
2.9%
9/1 LRP Current Plan
FACTORY
8.0%
5.6%
9/1 LRP Current Plan
MADEWELL
9.4%
10.8%
9/1 LRP Current Plan
DIRECT (1)
13.0%
14.1%
9/1 LRP Current Plan
2010 YTD
Consensus Consensus

Confidential
COMPARABLE STORE SALES ESTIMATES – SELECTED PEERS
Sources: Wall Street research
(5.9%)
(2.3%)
(1.3%)
(0.7%)
0.2%
0.3%
1.0%
2.7%
3.2%
3.6%
5.0% 5.0%
5.1%
5.6%
5.8%
6.0%
7.6%
1.4%
0.3%
3.0%
2.5%
4.5%
3.7%
1.7%
3.0%
4.0%
2.8%
8.0%
2.4%
2.0%
3.4%
(0.3%)
3.7%
3.0%
0.4%
2.0%
1.9%
2.4%
2.8%
3.8%
(8.0%)
(6.0%)
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Coldwater
Creek
Bebe Talbot's Gymboree Children's
Place
Gap NY &
Company
Carter's Guess? Aero Amer.
Eagle
Dress
Barn
Ralph
Lauren
A & F Coach Urban
Outfitters
Chico's Jade Ann
Taylor
Limited
Brands
FY 2010E FY 2011E

Confidential
36.2%
40.5%
41.8%
43.4%
44.1%
38.9%
44.1%
45.9%
46.1%
46.3%
46.5%
46.8%
47.2%
44.5%
44.7%
45.1%
44.1%
44.4%
44.5%
45.4%
45.0%
45.0%
45.4%
45.0%
45.0%
35.0%
40.0%
45.0%
50.0%
2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2010E 2011E 2012E 2013E 2014E 2015E
COMPARISON OF JADE FINANCIAL PLANS – GROSS MARGIN
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections, company filings, FactSet, IBES
HISTORICAL 9/1 LRP CURRENT PLAN
2003-2009 AVERAGE: 41.3% 2010-2015 AVERAGE: 46.5% 2010-2015 AVERAGE: 44.6%
Consensus
(US$ in MM)
Consensus

Confidential
COMPARISON OF FINANCIAL PLANS – EBIT AND EPS
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections, company filings, IBES, FactSet
(1) Excludes reversal of accrued equity compensation expense related to departure of senior executive in July; impact of reversal is approximately $0.03 per share
($31)
$38
$79
$126
$172
$97
$211
$280
$338
$412
$501
$603
$724
$243
$279
$319
$369
$427
$494
($500)
$0
$500
$1,000
2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2010E 2011E 2012E 2013E 2014E 2015E
($3.31)
($0.39)
$1.49 $1.52
$0.85
$1.91
$2.50
$3.02
$3.67
$4.44
$5.32
$6.36
$2.18
$2.50
$2.81
$3.20
$3.64
$4.14
($4.82)
$2.88 $2.88 $2.49
$2.27
$2.49
$2.27
($5.00)
$0.00
$5.00
$10.00
2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E 2015E 2010E 2011E 2012E 2013E 2014E 2015E
EBIT
EPS
HISTORICAL 9/1 LRP CURRENT PLAN
Consensus
(1)
2004-2009 CAGR: 41.2% 2010-2015 CAGR: 20.9% 2010-2015 CAGR: 15.2%
2006-2009 CAGR: 8.6% 2010-2015 CAGR: 20.6% 2010-2015 CAGR: 13.7%
(US$ in MM, except per share amounts)
Consensus
Consensus LTGR: 15.2%

Confidential
EARNINGS BRIDGE: 9/1 LRP VS. CURRENT PLAN
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections
FY2011E EBITDA FY2015E EBITDA
(US$ in MM)
$394
$11 $335
($34)
($36)
$300
$320
$340
$360
$380
$400
$420
9/1 LRP
EBITDA
Gross Profit
on Lost
Sales
Gross
Margin
Deterioration
SG&A
Benefit
Current Plan
EBITDA
$793
$15 $563
($182)
($64)
$400
$475
$550
$625
$700
$775
$850
9/1 LRP
EBITDA
Gross Profit
on Lost
Sales
Gross
Margin
Deterioration
SG&A
Benefit
Current Plan
EBITDA
15% Decrease
from 9/1 LRP
29% Decrease
from 9/1 LRP

Confidential
9/1 LRP WITH REVISED FY2010 RESULTS AS STARTING POINT
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections
$1,753
$3,481
2010E - Current Plan 2015E - 9/1 LRP
Revenue
44.1%
47.2%
2010E - Current Plan 2015E - 9/1 LRP
Gross Margin
$243
$724
2010E - Current Plan 2015E - 9/1 LRP
EBIT EPS
$2.18
$6.36
2010E - Current Plan 2015E - 9/1 LRP
Implied CAGR: 15%
Implied CAGR: 24% Implied CAGR: 24%
(US$ in MM, except per share amounts)
Implied Increase: 313 bps

OVERVIEW OF FINANCIAL ANALYSIS: PRELIMINARY VALUATION
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PRELIMINARY DISCOUNTED CASH FLOW ANALYSIS
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections and Wall Street research
9/1 LRP Comparison
Current Plan Value
(US$ in MM, except per share amounts)
Implied Value Per Share
Terminal Multiple
WACC 5.5x 6.0x 6.5x 7.0x
11% $44.65 $46.96 $49.27 $51.58
12% 43.25 45.46 47.67 49.88
13% 41.91 44.03 46.14 48.25
14% 40.64 42.67 44.69 46.71
15% 39.44 41.37 43.31 45.24
Implied Value Per Share
Terminal Multiple
WACC 5.5x 6.0x 6.5x 7.0x
11% $59.68 $62.93 $66.19 $69.44
12% 57.71 60.82 63.93 67.04
13% 55.84 58.82 61.79 64.77
14% 54.06 56.91 59.76 62.61
15% 52.37 55.10 57.82 60.55

Confidential
PRELIMINARY LEVERAGED BUYOUT ANALYSIS
Sources: 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections and Wall Street research
Note: (1) Value per share range implies entry multiples of 8.2x – 12.8x 2010E EBITDA
(US$ in MM, except per share amounts)
9/1 LRP Comparison (1)
Assumes fixed exit multiple of 6.0x EBITDA
Assumes fixed leverage of 5.75x EBITDA (6.2x EBITDAR)
Current Plan Value (1)
Assumes fixed exit multiple of 6.0x EBITDA
Assumes fixed leverage of 5.75x EBITDA (6.3x EBITDAR)
Implied Value Per Share
Leverage
Req. IRR 5.50x 5.75x 6.00x
15.0% $47.16 $47.49 $47.83
17.5% 45.25 45.66 46.06
20.0% 43.58 44.04 44.50
22.5% 42.09 42.61 43.12
25.0% 40.78 41.35 41.91
Adj. Debt/
2010E
EBITDAR
6.1x 6.3x 6.5x
Implied Value Per Share
Exit Multiple
Req. IRR 5.5x 6.0x 6.5x 7.0x
15.0% $45.56 $47.49 $49.43 $51.37
17.5% 43.92 45.66 47.39 49.13
20.0% 42.47 44.04 45.60 47.17
22.5% 41.20 42.61 44.02 45.43
25.0% 40.07 41.35 42.62 43.90
Implied Value Per Share
Leverage
Req. IRR 5.50x 5.75x 6.00x
15.0% $61.18 $61.56 $61.93
17.5% 58.17 58.62 59.07
20.0% 55.52 56.04 56.56
22.5% 53.18 53.76 54.34
25.0% 51.11 51.74 52.37
Adj. Debt/
2010E
EBITDAR
6.0x 6.2x 6.4x
Implied Value Per Share
Exit Multiple
Req. IRR 5.5x 6.0x 6.5x 7.0x
15.0% $58.83 $61.56 $64.28 $67.01
17.5% 56.17 58.62 61.07 63.52
20.0% 53.83 56.04 58.24 60.45
22.5% 51.77 53.76 55.75 57.73
25.0% 49.94 51.74 53.54 55.33

Confidential
PRELIMINARY LEVERAGED RECAPITALIZATION ANALYSIS – CURRENT PLAN VALUE
Sources: 9/1/2010 Long-Range Plan, Jade Management projections
Note: (1) Assumes $200MM of balance sheet cash and debt raised at 1.0x 2010E EBITDA (LTM)
(2) Assumes cost of debt of LIBOR + 450 bps
(3) Includes financing fees
(US$ in MM, except per share amounts)
(3)
(1)
(2)
BUYBACK ASSUMPTIONS PRO FORMA CAPITALIZATION
1/31/2011 Adjustment Pro Forma
Buyback Price (20.0% Premium) $37.72 Debt & Cash
Size of Repurchase $493 Debt $0 $293 $293
Shares Repurchased 13.1 Rent Adjusted Debt 736 293 1,029
% of Shares Out 19.8% Cash 376 (203) 173
Pro Rata Cash Per Share $7.48
Key Statistics
Pro Forma FY2011E EPS $2.97 Debt/LTM EBITDA 0.0x 1.0x
Assumed Price/Earnings Multiple 12.0x Adjusted Debt/LTM EBITDAR 1.9x 2.7x
Pro Forma Share Price $35.66 EBITDA/Interest -- 16.7x
Pro Rata Value of Equity Per Share $28.59
Total Blended Value $36.07
TOTAL BLENDED VALUE PER SHARE - SENSITIVITY ANALYSIS
Buyback Adj. Debt / Debt / 2010E Pro Forma Price / 2011E Earnings
Size 2010E EBITDAR EBITDA 11.0x 12.0x 13.0x 14.0x 15.0x
$346 2.3x 0.5x $32.37 $34.83 $37.30 $39.76 $42.23
493 2.7x 1.0x 33.69 36.07 38.45 40.83 43.22
639 3.1x 1.5x 35.00 37.30 39.60 41.90 44.20
786 3.4x 2.0x 36.31 38.53 40.75 42.96 45.18
932 3.8x 2.5x 37.62 39.75 41.89 44.02 46.16

Confidential
Sources: 9/1/2010 Long-Range Plan, Jade Management projections
Note: (1) Assumes $200MM of balance sheet cash and debt raised at 1.0x 2010E EBITDA (LTM)
(2) Assumes cost of debt of LIBOR + 450 bps
(3) Includes financing fees
(US$ in MM, except per share amounts)
(3)
(1)
(2)
BUYBACK ASSUMPTIONS PRO FORMA CAPITALIZATION
1/31/2011 Adjustment Pro Forma
Buyback Price (20.0% Premium) $37.72 Debt & Cash
Size of Repurchase $529 Debt $0 $329 $329
Shares Repurchased 14.0 Rent Adjusted Debt 736 329 1,065
% of Shares Out 21.1% Cash 407 (203) 203
Pro Rata Cash Per Share $7.96
Key Statistics
Pro Forma FY2011E EPS $3.67 Debt/LTM EBITDA 0.0x 1.0x
Assumed Price/Earnings Multiple 12.0x Adjusted Debt/LTM EBITDAR 1.7x 2.5x
Pro Forma Share Price $44.02 EBITDA/Interest -- 16.7x
Pro Rata Value of Equity Per Share $34.73
Total Blended Value $42.69
TOTAL BLENDED VALUE PER SHARE - SENSITIVITY ANALYSIS
Buyback Adj. Debt / Debt / 2010E Pro Forma Price / 2011E Earnings
Size 2010E EBITDAR EBITDA 11.0x 12.0x 13.0x 14.0x 15.0x
$365 2.1x 0.5x $38.27 $41.25 $44.23 $47.21 $50.19
529 2.5x 1.0x 39.80 42.69 45.58 48.48 51.37
694 2.9x 1.5x 41.26 44.06 46.86 49.67 52.47
858 3.3x 2.0x 42.72 45.43 48.14 50.85 53.56
1,023 3.7x 2.5x 44.18 46.80 49.42 52.03 54.65
PRELIMINARY LEVERAGED RECAPITALIZATION ANALYSIS – 9/1 LRP COMPARISON

Confidential
0.0x
0.2x
0.0x 0.0x 0.0x 0.0x
0.3x
0.1x
0.0x
0.3x
0.0x
1.6x
0.0x 0.0x
0.0x
0.9x
0.3x
0.0x
0.1x
0.0x
2.0x
4.0x
6.0x
8.0x
Jade A&F Chico's Urban
Outfitters
Aero
postale
Bebe Coldwater
Creek
Dress
Barn
Ann Taylor Talbots Children's
Place
Limited
Brands
American
Eagle
The Gap Guess? Carter's Polo Coach Under
Armour
1.8x
3.2x
2.9x
6.3x
5.3x
4.3x
3.8x 3.8x
3.3x
3.2x
2.8x
2.0x
1.0x
0.8x
2.2x
2.3x
2.5x
1.5x
1.5x
Other Peers Median: 3.0x
Selected Peers Median: 2.2x
0.0x
2.0x
4.0x
6.0x
8.0x
Jade A&F Chico's Urban
Outfitters
Aero
postale
Bebe Coldwater
Creek
Dress
Barn
Ann Taylor Talbots Children's
Place
Limited
Brands
American
Eagle
The Gap Guess? Carter's Polo Coach Under
Armour
INDUSTRY LEVERAGE BENCHMARKS
Source: Company Filings, Factset, Jade earnings based on IBES consensus
Note: (1) Assumes annual rent expense capitalized at 8.0x
Selected Peers Other Peers Jade
DEBT/2010E EBITDA
ADJUSTED DEBT/2010E EBITDAR (1)

OPTIONS AND KEY DECISION POINTS
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Confidential
COMMITTEE OPTIONS AND DECISION POINTS
A. Do nothing, terminate discussions
–
Potentially consider a proposal in 2011
–
Could pursue a recapitalization at a later date
B. Entertain a proposal now
–
Agree on message, protocol, steps, and timing
C. Pursue a transaction with a pre-agreement process to solicit other buyers
–
Dependent on price and evaluation of effectiveness of pre-agreement process vs. post-agreement process
D. Pursue a transaction with a post-agreement process to solicit other buyers (“go shop”)
–
Dependent on price and evaluation of effectiveness of post-agreement process vs. pre-agreement process

Confidential
DECISION POINTS DISCUSSION
Should we entertain a proposal today?
Reasons For
Could lead to an attractive transaction for shareholders
If pursued and consummated, could avoid near-term
downside and volatility due to earnings revisions and
longer term execution risks of long range plan
Current buyer momentum and timing
Favorable credit conditions currently
Management
Reasons Against
In a weaker and more uncertain part of recovery cycle,
especially for retail
Recent downward revisions just getting reflected in the
Company’s stock price, potentially some over-reaction
Critically important time of year given holiday season
–
A valuation and management bandwidth issue
Management is in the midst of revising FY2010 estimate
and the long range plan
Current buyer (and potentially others) likely to be there in
2011
Company is in beginning stages of next investment cycle
–
Factory build-out
–
Core Retail
–
Madewell

Confidential
DECISION POINTS DISCUSSION (CONT’D)
If we entertain a proposal now, should we pursue a transaction now?
Considerations
Price and certainty compared to the current plan and other alternatives reasonably available
–
Are shareholders being compensated for current business and future prospects, risk adjusted?
Time required to announce and close
–
Announcing transaction after Q3 earnings materially less attractive than before or concurrently with Q3 earnings
–
Confidence level in buyer’s and Company’s ability to achieve an accelerated timeframe for announcement (i.e. prior to or concurrent with Q3 earnings release)
What does management want / what is their confidence level in achieving the long-range plan / what are the consequences of not pursuing a transaction?
Management bandwidth to pursue a transaction and run the business in Q4
State of the business and trending conditions
Evaluating the risks of pursuing a transaction now, but failing to reach an agreement with a buyer in a timely manner or ever
Risk of leak and impact of a leak
Other terms of the proposal
–
Financing
–
Termination fee
–
Go-shop, if appropriate
–
Arrangements with management
–
Conditions to close

Confidential
DECISION POINTS DISCUSSION (CONT’D)
If we pursue a transaction now, should we conduct a pre-agreement process or a post-agreement process
(i.e. “go-shop”)?
Arguments For / Against
Pre-Agreement Process
For
An effective way to create competitive tension to achieve
attractive price and other terms
Avoid any buyer having an incumbent position that may
dissuade other buyers
–
Although TPG will still be viewed as having certain
attributes of incumbency
Against
May lose best buyer at proposed terms
Management may not be in a position to conduct a
comprehensive process at this time
Unlikely to conclude a process until early 2011
Existing buyer dynamics may dampen interest in a pre-
agreement process
May not yield intended benefits if there’s no competition or if business or financing markets weaken
Difficult to maintain confidentiality
Arguments For / Against
Post-Agreement Process (“Go Shop”)
For
Lock-in a price and agreement now
Run process in December and January with certainty of a
deal and better visibility on Q4
Avoid increasing the burden on management pre-
Thanksgiving
Reduces risk of leaks / need for public statement
Given history with TPG, the transparency of deal terms
helps process and may improve competition
Against
Don’t want any buyer in an incumbent position
Only a few deals where go-shop led to a higher price
Private equity bidders may be reluctant to compete
against an announced deal with another private equity
buyer

Confidential
OVERVIEW OF POTENTIAL FINANCIAL SPONSOR BUYERS
POTENTIAL BUYER FUND SIZE PRECEDENT INVESTMENTS POTENTIAL BUYER FUND SIZE PRECEDENT INVESTMENTS
$15.4Bn
Tommy Hilfiger
Bob’s Discount Furniture
CBR Group
Van Heusen
New Look Group
$17.6Bn
Dollar General
Pets at Home
Royal Vendex
Safeway
Toys “R” Us
$14.7Bn
AMC Entertainment
Claire’s Stores
GNC
Lamonts Apparel
Linens ‘n Things
$5.3Bn
Gart Sports
Petco
Rite Aid
Sports Authority
The Container Store
$11.5Bn
Burlington Coat Factory
Dunkin’ Brands
Gymboree
Michael’s Stores
Toys “R” Us
$4.1Bn
Carrols
Cornerstone Brands
Ruth’s Chris Steak House
Sports Authority
Tuesday Morning
$13.5Bn
Columbia House
Home Décor Group
Michael’s Stores
Spirit Group
Universal Orlando
4.3Bn
Costmetic Essence
RSI Home Products
Tropicana Las Vegas
Hawker Beechcraft
Allison Transmission
$13.7Bn
Dr. Pepper/Seven Up
Dunkin’ Brands
Hertz
NBTY
Oriental Trading
$8.1Bn
Dunkin’ Brands
Eye Care Centers of America
Finlay Enterprises
Michael Foods
Simmons
$2.7Bn
Everything But Water
New York & Company
Pet Supplies Plus/USA
PlayCore Holdings
Vitamin Shoppe
$15.0Bn
Jarden/Sunbeam/Holmes
Group
Neiman Marcus
NorthPole
Pound Land

Confidential
OVERVIEW OF POTENTIAL STRATEGIC BUYERS / MERGER PARTNERS
(US$ in Bn)
Market Cap $13.6
Enterprise Value $11.4
Cash $2.5
Debt / 2010E EBITDA 1.6x
EV / 2010E EBITDA 6.1x
Market Cap $9.3
Enterprise Value $9.8
Cash $0.4
Debt / 2010E EBITDA 0.8x
EV / 2010E EBITDA 8.1x
Market Cap $12.5
Enterprise Value $10.8
Cash $1.4
Debt / 2010E EBITDA 0.0x
EV / 2010E EBITDA 4.4x
Market Cap $4.1
Enterprise Value $3.6
Cash $0.6
Debt / 2010E EBITDA 0.2x
EV / 2010E EBITDA 7.3x
Market Cap $2.3
Enterprise Value $2.0
Cash $0.3
Debt / 2010E EBITDA 0.0x
EV / 2010E EBITDA 4.3x
Market Cap $5.1
Enterprise Value $4.4
Cash $0.2
Debt / 2010E EBITDA 0.0x
EV / 2010E EBITDA 8.1x
Market Cap $4.1
Enterprise Value $6.3
Cash $0.5
Debt / 2010E EBITDA 4.1x
EV / 2010E EBITDA 10.3x
ACQUISITION MERGER
PRIVATE

APPENDIX
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Confidential
COMPARABLE COMPANIES – EV / 2010E EBITDA
Source: Company Filings, Factset, 9/1/2010 Long-Range Plan and 10/20/2010 Jade Management projections
6.0x
4.3x
4.8x
7.3x
4.4x
4.8x
5.1x
6.5x
7.1x
7.1x
9.3x
13.8x
5.2x
5.6x
6.3x
8.1x
5.6x
6.3x
5.2x
5.5x
Selected Peers Median: 6.1x
Other Peers Median: 5.6x
0.0x
5.0x
10.0x
15.0x
20.0x
9/1 LRP Current Plan IBES Aeropostale Chico's A&F Urban
Outfitters
The Gap Dress Barn Talbots Children's
Place
Ann Taylor American
Eagle
Carter's Coldwater
Creek
Coach Guess? Limited
Brands
Polo Bebe
Selected Peers Other Peers Jade

Confidential
SUMMARY INCOME STATEMENT – CURRENT PLAN
(US$ in MM, except per share amounts)
2010 -
2015
Fiscal Year 2009A 2010E 2011E 2012E 2013E 2014E 2015E CAGR
Total Revenue $1,578 $1,753 $1,955 $2,208 $2,487 $2,783 $3,096 12.0%
% Growth 10.5% 11.1% 11.5% 13.0% 12.6% 11.9% 11.3%
Gross Profit $696 $772 $868 $982 $1,108 $1,244 $1,397 12.6%
% Growth 11.0% 12.4% 13.1% 12.8% 12.3% 12.3%
% Margin 44.1% 44.1% 44.4% 44.5% 44.5% 44.7% 45.1%
SG&A $484 $529 $590 $664 $740 $818 $904 11.3%
% Sales 30.7% 30.2% 30.2% 30.0% 29.7% 29.4% 29.2%
EBITDA $263 $293 $335 $381 $434 $495 $563 14.0%
% Growth 11.3% 14.3% 13.8% 14.0% 14.0% 13.7%
% Margin 16.7% 16.7% 17.1% 17.2% 17.5% 17.8% 18.2%
EBIT $211 $243 $279 $319 $369 $427 $494 15.2%
% Growth 15.1% 14.6% 14.5% 15.6% 15.7% 15.7%
% Margin 13.4% 13.9% 14.2% 14.4% 14.8% 15.3% 15.9%
EPS $1.91 $2.18 $2.50 $2.81 $3.20 $3.64 $4.14 13.7%
% Growth 14.1% 14.8% 12.5% 13.6% 13.8% 13.8%
Source: 10/20/2010 Jade management projections

Confidential
SUMMARY INCOME STATEMENT – 9/1 LRP
Source: 9/1/2010 Long-Range Plan, Jade management projections
(US$ in MM, except per share amounts)
2010 -
2015
Fiscal Year 2009A 2010E 2011E 2012E 2013E 2014E 2015E CAGR
Total Revenue $1,578 $1,805 $2,034 $2,356 $2,709 $3,087 $3,481 14.0%
% Growth 10.5% 14.4% 12.7% 15.8% 15.0% 14.0% 12.7%
Gross Profit $696 $828 $939 $1,091 $1,261 $1,444 $1,643 14.7%
% Growth 19.1% 13.3% 16.3% 15.6% 14.5% 13.7%
% Margin 44.1% 45.9% 46.1% 46.3% 46.5% 46.8% 47.2%
SG&A $484 $548 $600 $679 $760 $841 $919 10.9%
% Sales 30.7% 30.4% 29.5% 28.8% 28.1% 27.3% 26.4%
EBITDA $263 $329 $394 $474 $567 $672 $793 19.2%
% Growth 25.2% 19.8% 20.2% 19.5% 18.5% 18.1%
% Margin 16.7% 18.2% 19.4% 20.1% 20.9% 21.8% 22.8%
EBIT $211 $280 $338 $412 $501 $603 $724 20.9%
% Growth 32.7% 20.7% 21.8% 21.6% 20.4% 20.0%
% Margin 13.4% 15.5% 16.6% 17.5% 18.5% 19.5% 20.8%
EPS $1.91 $2.50 $3.02 $3.67 $4.44 $5.32 $6.36 20.6%
% Growth 30.7% 21.0% 21.3% 21.1% 19.9% 19.5%

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DISCOUNTED CASH FLOW – CURRENT PLAN
Source: Company filings. 10/20/2010 Jade Management projections
Notes:
(1) Assumes tax rate of 40.2%
(US$ in MM, except per share amounts)
(1)
Terminal
Fiscal Year FY2011E FY2012E FY2013E FY2014E FY2015E Year
EBITDA $335 $381 $434 $495 $563 $563
Less: Depreciation (56) (62) (66) (69) (70)
EBIT $279 $319 $369 $427 $494
Less: Taxes (112) (128) (148) (171) (198)
After-Tax EBIT $167 $191 $220 $255 $295
Add: Depreciation 56 62 66 69 70
Net: Change in Deferred Credits (6) 2 2 2 2
Net: Change in Other Liabilities (1) (1) 0 0 0
Add: Stock Based Compensation 17 20 21 21 21
Less: Increase in NWC 3 4 4 4 5
Less: Capex (85) (101) (68) (68) (66)
Unlevered Free Cash Flow $150 $176 $245 $283 $326
Unlevered Free Cash Flows $150 $176 $245 $283 $326
Terminal Value (Assumes 6.0x Exit Multiple) $3,379
Total Free Cash Flows $150 $176 $245 $283 $326 $3,379
Multiply: Discount Factor (Assumes 13.0% WACC) 0.94x 0.83x 0.74x 0.65x 0.58x 0.54x
Discounted Free Cash Flows $141 $146 $180 $184 $188 $1,834
Implied Enterprise Value Sensitivity Implied Value Per Share Sensitivity
Terminal Multiple Terminal Multiple
WACC 5.5x 6.0x 6.5x 7.0x WACC 5.5x 6.0x 6.5x 7.0x
11% $2,719 $2,887 $3,054 $3,221 11% $44.65 $46.96 $49.27 $51.58
12% 2,618 2,778 2,937 3,097 12% 43.25 45.46 47.67 49.88
13% 2,521 2,674 2,827 2,980 13% 41.91 44.03 46.14 48.25
14% 2,430 2,576 2,722 2,868 14% 40.64 42.67 44.69 46.71
15% 2,342 2,482 2,622 2,762 15% 39.44 41.37 43.31 45.24

Confidential
DISCOUNTED CASH FLOW – 9/1 LRP
Source: Company filings, 9/1/2010 Long-Range Plan, Jade Management projections
Notes:
(1) Assumes tax rate of 40.2%
(US$ in MM, except per share amounts)
Terminal
Fiscal Year FY2011E FY2012E FY2013E FY2014E FY2015E Year
EBITDA $394 $474 $567 $672 $793 $793
Less: Depreciation (56) (62) (66) (69) (70)
EBIT $338 $412 $501 $603 $724
Less: Taxes (136) (166) (201) (242) (291)
After-Tax EBIT $202 $246 $300 $361 $433
Add: Depreciation 56 62 66 69 70
Net: Change in Deferred Credits (6) 2 2 2 2
Net: Change in Other Liabilities 0 0 0 0 0
Add: Stock Based Compensation 17 17 17 17 17
Less: Increase in NWC (7) 5 5 5 5
Less: Capex (75) (94) (67) (67) (65)
Unlevered Free Cash Flow $188 $238 $322 $386 $462
Unlevered Free Cash Flows $188 $238 $322 $386 $462
Terminal Value (Assumes 6.0x Exit Multiple) $4,759
Total Free Cash Flows $188 $238 $322 $386 $462 $4,759
Multiply: Discount Factor (Assumes 13.0% WACC) 0.94x 0.83x 0.74x 0.65x 0.58x 0.54x
Discounted Free Cash Flows $177 $198 $237 $252 $266 $2,583
(1)
Implied Enterprise Value Implied Value Per Share
Terminal Multiple Terminal Multiple
WACC 5.5x 6.0x 6.5x 7.0x WACC 5.5x 6.0x 6.5x 7.0x
11% $3,775 $4,011 $4,246 $4,481 11% $59.68 $62.93 $66.19 $69.44
12% 3,633 3,858 4,083 4,308 12% 57.71 60.82 63.93 67.04
13% 3,498 3,713 3,928 4,144 13% 55.84 58.82 61.79 64.77
14% 3,369 3,575 3,781 3,987 14% 54.06 56.91 59.76 62.61
15% 3,247 3,444 3,641 3,839 15% 52.37 55.10 57.82 60.55

Confidential
LEVERAGED BUYOUT – CURRENT PLAN
Source: Company filings. 10/20/2010 Jade Management projections
Notes:
(1) Assumes transaction fees of 100bps of transaction enterprise value, financing fees of 100bps of total transaction debt raised and breakage costs of $1.4MM
(2) Range represents Adjusted EV / 2010E EBITDAR of 6.1x – 6.5x
(US$ in MM, except per share amounts)
(1)
Assumes fixed exit multiple of 6.0x EBITDA Assumes fixed leverage of 5.75x EBITDA (6.3x EBITDAR)
(2)
Implied Value Per Share
Leverage Exit Multiple
Req. IRR 5.50x 5.75x 6.00x Req. IRR 5.5x 6.0x 6.5x 7.0x
15.0% $47.16 $47.49 $47.83 15.0% $45.56 $47.49 $49.43 $51.37
17.5% 45.25 45.66 46.06 17.5% 43.92 45.66 47.39 49.13
20.0% 43.58 44.04 44.50 20.0% 42.47 44.04 45.60 47.17
22.5% 42.09 42.61 43.12 22.5% 41.20 42.61 44.02 45.43
25.0% 40.78 41.35 41.91 25.0% 40.07 41.35 42.62 43.90
PRICE ASSUMPTION SOURCES & USES
Current Price (As of 10/28/2010) $31.43 Multiple % Total Amount
Premium 30.0% Cash 1.3x 13% $376
Transaction Price $40.86 Revolver 0.0x 0% 0
Term Loan 3.0x 30% 878
Fully Diluted Shares Outstanding 69.0 Senior Notes 2.8x 28% 805
Less: Shares Rolled 0.0 Equity Investment 2.8x 29% 824
Shares Purchased 69.0 Total Sources 9.9x 100% $2,884
Equity Value $2,821 % Total Amount
Purchase of Equity 98% $2,821
Add: Debt 0 Fees & Expenses 1% 43
Less: Cash (376) Minimum Cash 1% 20
Net: Other 0 Total Uses 100% $2,884
Enterprise Value $2,445
Divide: LTM EBITDA at Entry 293
Implied Entry Multiple 8.4x

Confidential
LEVERAGED BUYOUT – 9/1 LRP
Source: Company filings. 9/1/2010 Long-Range Plan, Jade Management projections
Notes:
(1) Assumes transaction fees of 100bps of transaction enterprise value, financing fees of 100bps of total transaction debt raised and breakage costs of $1.4MM
(2) Range represents Adjusted EV / 2010E EBITDAR of 6.0x – 6.4x
(US$ in MM, except per share amounts)
(1)
Assumes fixed exit multiple of 6.0x EBITDA Assumes fixed leverage of 5.75x EBITDA (6.2x EBITDAR)
(2)
PRICE ASSUMPTION SOURCES & USES
Current Price (As of 10/28/2010) $31.43 Multiple % Total Amount
Premium 30.0% Cash 1.2x 14% $407
Transaction Price $40.86 Revolver 0.0x 0% 0
Term Loan 3.0x 34% 988
Fully Diluted Shares Outstanding 69.0 Senior Notes 2.8x 31% 905
Less: Shares Rolled 0.0 Equity Investment 1.8x 20% 586
Shares Purchased 69.0 Total Sources 8.8x 100% $2,886
Equity Value $2,821 % Total Amount
Purchase of Equity 98% $2,821
Add: Debt 0 Fees & Expenses 2% 44
Less: Cash (407) Minimum Cash 1% 20
Net: Other 0 Total Uses 100% $2,886
Enterprise Value $2,415
Divide: LTM EBITDA at Entry 329
Implied Entry Multiple 7.3x
Implied Value Per Share
Leverage Exit Multiple
Req. IRR 5.50x 5.75x 6.00x Req. IRR 5.5x 6.0x 6.5x 7.0x
15.0% $61.18 $61.56 $61.93 15.0% $58.83 $61.56 $64.28 $67.01
17.5% 58.17 58.62 59.07 17.5% 56.17 58.62 61.07 63.52
20.0% 55.52 56.04 56.56 20.0% 53.83 56.04 58.24 60.45
22.5% 53.18 53.76 54.34 22.5% 51.77 53.76 55.75 57.73
25.0% 51.11 51.74 52.37 25.0% 49.94 51.74 53.54 55.33

Confidential
JADE WACC ANALYSIS
Source: Bloomberg, Company Filings
Notes: (1) 2 year adjusted beta
(2) Assumes 40% tax rate
(3) Based on yield on 10-Year U.S. Government Bond as of 10/28/10
(4) Based on 2009 Ibbotson Report
ASSET BETA ANALYSIS
Levered Debt / Unlevered
Company Beta
(1)
Equity Beta
(2)
Jade 1.58 0.0% 1.58
The Gap 0.99 0.0% 0.99
American Eagle 1.20 0.0% 1.20
Urban Outfitters 1.14 0.0% 1.14
Ann Taylor 1.52 0.1% 1.51
Pacific Sunwear 1.55 0.0% 1.55
Chico's 1.34 0.0% 1.34
Aeropostale 0.89 0.0% 0.89
Zumiez 1.33 0.0% 1.33
Guess? 1.52 0.5% 1.52
Buckle 1.02 0.0% 1.02
A&F 1.64 2.1% 1.62
Talbots 1.77 5.0% 1.72
Bebe 1.22 0.0% 1.22
Hot Topic 1.14 0.0% 1.14
Coldwater Creek 2.16 4.6% 2.10
Limited Brands 1.55 22.7% 1.36
Polo 1.24 3.0% 1.22
Coach 1.43 0.3% 1.43
Children's Place 1.10 0.0% 1.10
Carter's 1.12 15.4% 1.02
Dress Barn 1.11 1.7% 1.10
New York & Co 2.36 5.1% 2.29
Gymboree 1.21 0.0% 1.21
Under Armour 1.45 0.7% 1.44
Mean 1.38 2.5% 1.36
Median 1.33 0.0% 1.33
High 2.36 22.7% 2.29
Low 0.89 0.0% 0.89
WACC ANALYSIS
Cost of Equity Low High
U.S. Risk Free Rate
(3) 2.66% 2.66%
Equity Risk Premium
(4) 5.70% 7.70%
Asset Beta 1.40 1.60
Relevered Beta (0% Target Debt / Equity) 1.40 1.60
Adjusted Equity Market Risk Premium 7.98% 12.32%
Cost of Equity 10.64% 14.98%
Cost of Debt Low High
Cost of Debt (Pre-Tax) 5.00% 7.00%
Tax Rate 40.0% 40.0%
Cost of Debt (After-Tax) 3.00% 4.20%
% Debt 0.0% 0.0%
% Equity 100.0% 100.0%
Weighted Average Cost of Capital 10.64% 14.98%